LIFE SERIES FUND
                                    BLUE CHIP
                                 CASH MANAGEMENT
                                    DISCOVERY
                                   GOVERNMENT
                                     GROWTH
                                   HIGH YIELD
                            INTERNATIONAL SECURITIES
                                INVESTMENT GRADE
                              TARGET MATURITY 2007
                              TARGET MATURITY 2010
                                UTILITIES INCOME

                      SUPPLEMENT DATED JANUARY 10, 2000 TO
                        PROSPECTUS DATED APRIL 30, 1999.


1.    The Fund Management section beginning on page 49 is amended as follows:

      All references to Dennis T. Fitzpatrick as Portfolio Manager of the Blue Chip Fund are changed to Co-Portfolio Manager. Add Andrew Wedeck as Co-Portfolio Manager of the Blue Chip Fund. From April 1999 to November 1999, Mr. Wedeck was a Research Analyst at Cramer Rosenthal McGlynn. From April 1998 to March 1999, Mr. Wedeck was a personal money management consultant for family members. From 1995 to March 1998, Mr. Wedeck was an Equity Analyst at Stechler & Company.


2. The Prospectus is amended by deleting the last paragraph on page 49 and the first paragraph on page 50 of the "Fund Management" section and replacing them with the following:

      As of January 1, 2000, Nancy W. Jones serves as Portfolio Manager of the High Yield Fund. Ms. Jones also serves as Portfolio Manager of certain other First Investors Funds. Ms. Jones joined FIMCO in 1983 as Director of Research in the High Yield Department.

      As of January 1, 2000, George V. Ganter serves as Co-Portfolio Manager of the Investment Grade Fund. Mr. Ganter also serves as Co-Portfolio Manager of another First Investors Fund. Mr. Ganter joined FIMCO in 1985 as a Senior Investment Analyst.


LIFE0100